PROSPECTUS

Federated North Carolina
Municipal Income Fund

A Portfolio of Municipal Securities Income Trust

CLASS A SHARES



A mutual fund seeking current income exempt from federal regular income tax and the personal income taxes imposed by the state of North Carolina by investing primarily in North Carolina municipal securities.



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus, and any representation to the contrary is a criminal offense.



JUNE 4, 1999
(REVISED JULY 23, 1999)


CONTENTS

Risk/Return Summary  1

What are the Fund's Fees and Expenses?  3

What are the Fund's Investment Strategies?  4

What are the Principal Securities in Which

the Fund Invests?  5

What are the Specific Risks of Investing in the Fund?  7

What Do Shares Cost?  9

How is the Fund Sold?  10

How to Purchase Shares  10

How to Redeem and Exchange Shares  12

Account and Share Information  14

Who Manages the Fund?  16

Financial Information  17

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?



The Fund's investment objective is to provide current income exempt from federal regular income tax and the personal income taxes imposed by the state of North Carolina. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.



WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund pursues its investment objective by investing its assets so that at least 80% of its annual interest is exempt from federal regular income tax and North Carolina state personal income taxes.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund.

The primary factors that may reduce the Fund's returns include:

CREDIT RISKS

There is a possibility that issuers of securities in which the Fund may invest may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.

INTEREST RATE RISKS

Prices of the municipal securities in which the Fund invests generally fall when interests rates rise. Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

CALL RISKS

The Fund's performance may be adversely affected by the possibility that an issuer of a security held by the Fund may redeem the security prior to maturity at a price below its current market value.

RISKS ASSOCIATED WITH NON-INVESTMENT GRADE SECURITIES

The Fund may invest a portion of its assets in securities rated below investment grade which may be subject to greater interest rate, credit and liquidity risks than investment grade securities.

LIQUIDITY RISKS

Certain of the securities in which the Fund may invest may be less readily marketable and may be subject to greater fluctuation in price than other securities.

SECTOR RISKS

Many of the Fund's securities may be credit enhanced by private insurance companies and, accordingly, the Fund's performance will be more susceptible to any developments which affect those companies. Since the Fund invests primarily in issuers from a single state, the Fund may be subject to additional risks compared to funds that invest in multiple states. North Carolina's economy is heavily dependent upon certain industries, such as agriculture, manufacturing and tourism. Any downturn in these and other industries may adversely affect the economy of the state.

TAX RISKS

Any failure of municipal securities invested in by the Fund to meet certain applicable legal requirements, or any proposed or actual changes in the federal or North Carolina tax law, could adversely affect shareholders of the Fund.

The Fund is non-diversified. Compared to diversified mutual funds, it may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases the Fund's risk by magnifying the impact (positively or negatively) that any one issuer has on the Fund's Share price and performance.

The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

RISK/RETURN BAR CHART AND TABLE



The Bar Chart and Performance Table below reflect historical performance data for CCB North Carolina Municipal Securities Fund (the "Former Fund") prior to its reorganization into the Fund, which is a newly created portfolio of the Municipal Securities Income Trust (the "Trust"). On the date of the reorganization, July 23, 1999, the Former Fund was dissolved and its net assets (inclusive of liabilities recorded on the Former Fund's records) were expected to be transferred into the Fund. As a result of the reorganization, the Fund has a different investment adviser than the Former Fund. The performance data below reflects the actual total operating expenses of the Former Fund, which are less than the anticipated expenses for the Fund.



[GRAPHIC - See Appendix]

The bar chart shows the variability of the former Fund's total return on a yearly basis.

The former Fund's Shares are sold subject to a sales charge (load). The impact of the sales charge is not reflected in the total returns above, and if these amounts were reflected, returns would be less than those shown.

The former Fund's total return from January 1, 1999 to March 31, 1999 was 0.13%.

Within the period shown in the Chart, the former Fund's highest quarterly return was 6.84% (quarter ended March 31, 1995). Its lowest quarterly return was (5.19%) (quarter ended March 31, 1994).

AVERAGE ANNUAL TOTAL RETURN TABLE

The following table represents the former Fund's Average Annual Total Returns, reduced to reflect applicable sales charges, for the calendar periods ending December 31, 1998.

The table shows the former Fund's total returns averaged over a period of years relative to the Lehman Brothers State General Obligation Index (LSGOB), a broad-based market index and Lipper North Carolina Municipal Debt Funds Index (LNCMDF), an average of funds with similar investment objectives. Total returns for the indexes shown do not reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.



CALENDAR PERIOD          FORMER FUND    LSGOB INDEX   LNCMDF INDEX
1 Year                   1.28%          6.50%         5.56%
5 Years                  4.26%          5.96%         5.13%
Start of Performance 1   5.52%          6.71%         6.12%



1 The former Fund's start of performance date was July 22, 1992.

Past performance does not necessarily predict future performance. This information provides you with historical performance information so that you can analyze whether the former Fund's investment risks are balanced by its potential rewards.

What are the Fund's Fees and Expenses?

FEDERATED NORTH CAROLINA MUNICIPAL INCOME FUND

(FORMERLY, CCB NORTH CAROLINA MUNICIPAL SECURITIES FUND)

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Federated North Carolina Municipal Income Fund (the "Fund").



SHAREHOLDER FEES


Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases

(as a percentage of offering price)                                             4.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original
purchase price or redemption proceeds, as applicable)                           None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
(and other Distributions) (as a percentage of offering price)                   None
Redemption Fee (as a percentage of amount redeemed, if applicable)              None
Exchange Fee                                                                    None

ANNUAL FUND OPERATING EXPENSES (Before Waivers) 1 Expenses That are Deducted
From Fund Assets (as a percentage of average net assets)

Management Fee 2 0.40% Distribution (12b-1) Fee 3 0.25% Shareholder Services Fee
0.25% Other Expenses 0.39% Total Annual Fund Operating Expenses 4 1.29% 1
Although not contractually obligated to do so, the adviser and distributor expect to waive certain amounts through the fiscal year ending August 31, 2000.
These are shown below along with the net expenses the Fund expects to actually pay through the fiscal year ending August 31, 2000.

 Total Waivers of Fund Expenses                                                 0.50%
 Total Actual Annual Fund Operating Expenses (after waivers) 4                  0.79%
2 The adviser expects to voluntarily waive a portion of the Management Fee. The adviser can terminate this anticipated voluntary waiver at any time. The
Management Fee paid by the Fund (after the anticipated voluntary waiver) is expected to be 0.15% through the fiscal year ending August 31, 2000. 3 The Fund does not expect to pay or accrue the Distribution (12b-1) Fee through the fiscal year ending August 31, 2000. The distributor can elect to accrue or charge the
Distribution (12b-1) fee, and thereby terminate this voluntary waiver at any time. The Distribution (12b-1) Fee paid by the Fund (after the voluntary waiver)
is expected to be 0.00% through the fiscal year ending August 31, 2000. 4 For the fiscal year ended May 31, 1998 (prior to its reorganization into the Fund),
CCB North Carolina Municipal Securities Fund's, Total Annual Fund Operating
Expenses and Total Actual Annual Fund Operating Expenses (after waivers) were
1.26% and 0.51%, respectively.


EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example also reflects the yearly totals of the Former Fund for comparative purposes.

The Example assumes that you invest $10,000 in the Fund and Former Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also asumes that your investment has a 5% return each year and that the Fund's and Former Fund's operating expenses are before waivers as disclosed above and remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
Federated North Carolina Municipal Income Fund   $575     $841      $1,126    $1,936
CCB North Carolina Municipal Securities Fund     $573     $832      $1,110    $1,904


What are the Fund's Investment Strategies?

The Fund invests in a portfolio of tax exempt securities so that at least 80% of its annual interest income is exempt from federal regular income tax and North Carolina state personal income taxes. Interest from the Fund's investments may be subject to the federal alternative minimum tax for individuals or corporations. The Fund ordinarily invests at least 65% of its portfolio in investment grade North Carolina tax exempt securities. The Fund may invest the remainder of its portfolio in non-investment grade tax exempt securities. The Fund's investment adviser, Federated Investment Management Company (Adviser) actively manages the Fund's portfolio, seeking to limit the credit risk and market risk taken by the Fund and select investments with enhanced returns. The Adviser also attempts to generate superior levels of after tax current income.

The Adviser manages credit risk by performing a fundamental credit analysis on tax exempt securities before the Fund purchases such securities. The Adviser considers various factors, including the following:

* the economic feasibility of revenue bond financings and general purpose financings;

* the financial condition of the issuer or guarantor; and

* political developments that may affect credit quality.

The Adviser monitors the credit risks of all portfolio securities on an ongoing basis by reviewing periodic financial data and ratings of nationally recognized ratings services.

The Adviser manages market risk by adjusting the dollar-weighted duration of its portfolio securities. "Duration" measures the sensitivity of a security's price to changes in interest rates. The greater a portfolio's duration, the greater the change in the portfolio's value in response to a change in market interest rates. The Adviser will tend to maintain a longer duration when it expects interest rates to fall and a shorter duration when it expects interest rates to increase. In determining the portfolio's duration, the Adviser considers various factors, including the following:

* current and expected U.S. economic growth;

* current and expected interest rates and inflation;

* the Federal Reserve's monetary policy; and

* supply and demand factors related to the municipal market and the effect they may have on the returns offered for various bond maturities.

In an attempt to enhance returns, the Adviser will try to obtain lower rated tax exempt securities that provide better returns than investment grade tax exempt securities. The Adviser may also allocate investments to sectors of the tax exempt market that offer the highest return. Finally, the Adviser will seek to invest a portion of the portfolio in tax exempt securities subject to the alternative minimum tax (AMT).

TEMPORARY DEFENSIVE INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in securities subject to federal regular income tax and the income tax imposed by the State of North Carolina. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders. This may also cause the Fund to receive and distribute taxable income to investors.

What are the Principal Securities in Which the Fund Invests?

FIXED INCOME SECURITIES

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

TAX EXEMPT SECURITIES

Tax exempt securities are fixed income securities that pay interest that is not subject to regular federal income taxes. Typically, states, counties, cities and other political subdivisions and authorities issue tax exempt securities. The market categorizes tax exempt securities by their source of repayment.

GENERAL OBLIGATION BONDS

General obligation bonds are supported by the issuer's power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer's authority to impose additional taxes may be limited by its charter or state law.

SPECIAL REVENUE BONDS

Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls, or fees. Bondholders may not collect from the municipality's general taxes or revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds.

PRIVATE ACTIVITY BONDS

Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company's loan payments, not from any other revenues of the municipality. Therefore, any default on the loan normally would result in a default on the bonds.

The interest on many types of private activity bonds is subject to the federal AMT. The Fund may invest in bonds subject to AMT.

PARTICIPATION INTERESTS

Participation interests are issued by financial institutions such as banks or insurance companies. Participation interests represent a shared ownership interest in North Carolina municipal securities selected by the bank or insurance company. Participation interests are often credit enhanced.

TAX INCREMENT FINANCING BONDS

Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue TIF bonds to redevelop a commercial area, an airport or a hospital. The TIF bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants' sales, and related tax collections, failed to increase as anticipated.

MUNICIPAL NOTES

Municipal notes are short-term tax exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are tax exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The Fund treats demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond 13 months.

MUNICIPAL LEASES

Municipalities may enter into leases for equipment or facilities. In order to comply with state public financing laws, these leases are typically subject to annual appropriation. In other words, a municipality may end a lease, without penalty, by not providing for the lease payments in its annual budget. After the lease ends, the lessor can resell the equipment or facility but may lose money on the sale.

The Fund may invest in securities supported by pools of municipal leases. The most common type of lease backed securities are certificates of participation
(COPs). However, the Fund may also invest directly in individual leases.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

INVESTMENT RATINGS FOR INVESTMENT GRADE SECURITIES

The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more nationally recognized rating services
(NRRS). For example, Standard and Poor's, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment that the security is comparable to investment grade.

INVESTMENT RATINGS FOR NON-INVESTMENT GRADE SECURITIES

Non-investment grade securities (junk bonds) are rated below BBB by a NRRS. These bonds have greater credit risk than investment grade securities.

What are the Specific Risks of Investing in the Fund?

INTEREST RATE RISKS

Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

CREDIT RISKS

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

TAX RISKS

In order to be tax-exempt, municipal securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.

Changes or proposed changes in federal tax laws may cause the prices of municipal securities to fall.

Income from the Fund may be subject to the AMT.

LIQUIDITY RISKS

Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security when it wants to. If this happens, the Fund will be required to continue to hold the security, and the Fund could incur losses.

SECTOR RISKS

A substantial part of the Fund's portfolio may be comprised of securities issued or credit enhanced by private insurance companies, by issuers located in the same state, or with other similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political, or other developments which generally affect these companies. Since the Fund invests primarily in issuers from a single state, the Fund may be subject to additional risks compared to funds that invests in multiple states. North Carolina's economy is heavily dependent upon certain industries, such as agriculture, manufacturing and tourism. Any downturn in these and other industries may adversely affect the economy of the state.

RISKS ASSOCIATED WITH NONINVESTMENT GRADE SECURITIES

Securities rated below investment grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

What Do Shares Cost?

You can purchase, redeem, or exchange Shares any day the New York Stock Exchange
(NYSE) is open. When the Fund receives your transaction request in proper form, it is processed at the next calculated net asset value (NAV) plus any applicable front-end sales charge (public offering price). NAV is determined at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund's current NAV and public offering price may be found in the mutual funds section of certain local newspapers under "Federated."

The following table summarizes the minimum required investment amount and the maximum sales charge, if any, that you will pay on an investment in the Fund. Keep in mind that investment professionals may charge you fees for their services in connection with your Share transactions.



MAXIMUM SALES CHARGE

                 MINIMUM INITIAL/               CONTINGENT
                 SUBSEQUENT         FRONT-END   DEFERRED

SHARES           INVESTMENT         SALES       SALES
OFFERED          AMOUNTS 1          CHARGE 2    CHARGE 3
Class A          $1,500/$100        4.50%       0.00%


1 The minimum subsequent investment amounts for Systematic Investment Programs is $50. Investment professionals may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund.

2 Front-End Sales Charge is expressed as a percentage of public offering price. See "Sales Charge When You Purchase."

3 See "Sales Charge When You Redeem."

SALES CHARGE WHEN YOU PURCHASE



CLASS A SHARES


                          Sales Charge
                          as a Percentage   Sales Charge
                          of Public         as a Percentage

Purchase Amount           Offering Price    of NAV
Less than $100,000        4.50%             4.71%
$100,000 but less
than $250,000             3.75%             3.90%
$250,000 but less
than $500,000             2.50%             2.56%
$500,000 but less
than $1 million           2.00%             2.04%
$1 million or greater 1   0.00%             0.00%


1 A contingent deferred sales charge of 0.75% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.

THE SALES CHARGE AT PURCHASE MAY BE REDUCED OR ELIMINATED BY:

* purchasing Shares in greater quantities to reduce the applicable sales charge;

* combining concurrent purchases of Shares:

- by you, your spouse, and your children under age 21; or

- of the same share class of two or more Federated Funds (other than money market funds);

* accumulating purchases (in calculating the sales charge on an additional purchase, include the current value of previous Share purchases still invested in the Fund); or

* signing a letter of intent to purchase a specific dollar amount of Shares within 13 months (call your investment professional or the Fund for more information).

THE SALES CHARGE WILL BE ELIMINATED WHEN YOU PURCHASE SHARES:

* within 120 days of redeeming Shares of an equal or lesser amount;

* by exchanging shares from the same share class of another Federated Fund (other than a money market fund);

* through wrap accounts or other investment programs where you pay the investment professional directly for services;

* through investment professionals that receive no portion of the sales charge;

* as a Federated Life Member (Class A Shares only) and their immediate family members;

* as a Trustee or employee of the Fund, the Adviser, the Distributor and their affiliates, and the immediate family members of these individuals; or

* through financial intermediaries that do not receive sales charge dealer concessions.

If your investment qualifies for a reduction or elimination of the sales charge, you or your investment professional should notify the Fund's Distributor, Federated Securities Corp., at the time of purchase. If the Distributor is not notified, you will receive the reduced sales charge only on additional purchases, and not retroactively on previous purchases.

How is the Fund Sold?

The Fund's Distributor markets the Shares described in this prospectus to customers of financial institutions such as broker/dealers, banks, fiduciaries, and investment advisers or individuals, directly or through investment professionals. The Fund may not be a suitable investment for retirement plans or for non-North Carolina taxpayers because it invests in North Carolina municipal securities.

When the Distributor receives sales charges and marketing fees, it may pay some or all of them to investment professionals. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. The Distributor is a subsidiary of Federated Investors, Inc.

(Federated).

RULE 12B-1 PLAN

The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees to the Distributor and investment professionals for the sale, distribution and customer servicing of the Fund's Class A Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees. The Fund is not currently paying or accruing fees under the Plan.

How to Purchase Shares

You may purchase Shares through an investment professional, directly from the Fund, or through an exchange from another Federated Fund. The Fund reserves the right to reject any request to purchase or exchange Shares.

THROUGH AN INVESTMENT PROFESSIONAL

* Establish an account with the investment professional; and

* Submit your purchase order to the investment professional before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the investment professional forwards the order to the Fund on the same day and the Fund receives payment within three business days. You will become the owner of Shares and receive dividends when the Fund receives your payment.

Investment professionals should send payments according to the instructions in the sections "By Wire" or "By Check."

DIRECTLY FROM THE FUND

* Establish your account with the Fund by submitting a completed New Account Form; and

* Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the Fund or its transfer agent incurs.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

BY WIRE

Send your wire to:

State Street Bank and Trust Company

Boston, MA

Dollar Amount of Wire

ABA Number 011000028

Attention: EDGEWIRE

Wire Order Number, Dealer Number, or Group Number

Nominee/Institution Name

Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

BY CHECK

Make your check payable to THE FEDERATED FUNDS, note your account number on the check, and mail it to:

Federated Shareholder Services Company

P.O. Box 8600

Boston, MA 02266-8600

If you send your check by a PRIVATE COURIER OR OVERNIGHT DELIVERY SERVICE that requires a street address, mail it to:

Federated Shareholder Services Company

1099 Hingham Street

Rockland, MA 02370-3317

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund will not accept third-party checks (checks originally payable to someone other than you or The Federated Funds).

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from the same Share class of another Federated Fund. You must meet the minimum initial investment requirement for purchasing Shares and both accounts must have identical registrations.

BY SYSTEMATIC INVESTMENT PROGRAM

Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the Systematic Investment Program (SIP) section of the New Account Form or by contacting the Fund or your investment professional. The minimum investment amount for SIPs is $50.

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

How to Redeem and Exchange Shares

You should redeem or exchange Shares:

* through an investment professional if you purchased Shares through an investment professional; or

* directly from the Fund if you purchased Shares directly from the Fund.

THROUGH AN INVESTMENT PROFESSIONAL

Submit your redemption or exchange request to your investment professional by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your investment professional.

DIRECTLY FROM THE FUND

BY TELEPHONE

You may redeem or exchange Shares by calling the Fund once you have completed the appropriate authorization form for telephone transactions.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day's NAV.

BY MAIL

You may redeem or exchange Shares by mailing a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

Federated Shareholder Services Company

P.O. Box 8600

Boston, MA 02266-8600

Send requests by PRIVATE COURIER OR OVERNIGHT DELIVERY SERVICE to:

Federated Shareholder Services Company

1099 Hingham Street

Rockland, MA 02370-3317

All requests must include:

* Fund Name and Share Class, account number and account registration;

* amount to be redeemed or exchanged;

* signatures of all shareholders exactly as registered; and

* IF EXCHANGING, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your investment professional or the Fund if you need special instructions.

SIGNATURE GUARANTEES

Signatures must be guaranteed if:

* your redemption will be sent to an address other than the address of record;

* your redemption will be sent to an address of record that was changed within the last 30 days;

* a redemption is payable to someone other than the shareholder(s) of record; or

* IF EXCHANGING (transferring) into another fund with a different shareholder registration.

A signature guarantee is designed to protect your account from fraud. Obtain a signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

* an electronic transfer to your account at a financial institution that is an ACH member; or

* wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

REDEMPTION IN KIND

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

* to allow your purchase to clear;

* during periods of market volatility; or

* when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from the Fund if those checks are undeliverable and returned to the Fund.

EXCHANGE PRIVILEGES

You may exchange Shares of the Fund into Shares of the same class of another Federated Fund. To do this, you must:

* ensure that the account registrations are identical;

* meet any minimum initial investment requirements; and

* receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time. The Fund's management or investment adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund and other shareholders. If this occurs, the Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other Federated Funds.

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

You may automatically redeem or exchange Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your investment professional or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

Generally, it is not advisable to continue to purchase Shares subject to a sales charge while redeeming Shares using this program.

ADDITIONAL CONDITIONS

TELEPHONE TRANSACTIONS

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

SHARE CERTIFICATES

The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges. In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares any dividends daily and pays them monthly to shareholders. If you purchase Shares by wire, you begin earning dividends on the day your wire is received. If you purchase Shares by check, you begin earning dividends on the business day after the Fund receives your check. In either case, you earn dividends through the day your redemption request is received.

In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

If you purchase Shares just before a Fund declares a capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the Fund declares a capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. It is anticipated that Fund distributions will be primarily dividends that are exempt from federal income tax, although a portion of the Fund's dividends may not be exempt. Dividends may be subject to state and local taxes, although the Federated North Carolina Municipal Bond Fund's dividends will be exempt from North Carolina state personal income tax to the extent they are derived from interest on obligations exempt from North Carolina personal income taxes. Capital gains and non-exempt dividends are taxable whether paid in cash or reinvested in the Fund. Redemptions and exchanges are taxable sales. Fund distributions may be subject to AMT. Please consult your tax adviser regarding your federal, state and local tax liability.

Who Manages the Fund?

The Board of Trustees governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund's assets, including buying and selling portfolio securities. The Adviser's address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

THE FUND'S PORTFOLIO MANAGERS ARE:

J. SCOTT ALBRECHT

J. Scott Albrecht has been the Fund's portfolio manager since inception. He is Vice President of the Trust. Mr. Albrecht joined Federated in 1989. He has been a Senior Portfolio Manager since 1997 and a Vice President of the Fund's Adviser since 1994. He was a Portfolio Manager from 1994 to 1996. Mr. Albrecht is a Chartered Financial Analyst and received his M.S. in Public Management from Carnegie Mellon University.

MARY JO OCHSON

Mary Jo Ochson has been the Fund's portfolio manager since inception.
Ms. Ochson joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. From 1988 through 1995, Ms. Ochson served as a Portfolio Manager and a Vice President of the Fund's Adviser. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

The Adviser and other subsidiaries of Federated advise approximately 175 mutual funds and separate accounts, which total approximately $111 billion in assets as of December 31, 1998. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,900 employees. More than 4,000 investment professionals make Federated Funds available to their customers.

ADVISORY FEES

The Adviser receives an annual investment advisory fee of 0.40% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

YEAR 2000 READINESS

The "Year 2000" problem is the potential for computer errors or failures because certain computer systems may be unable to interpret dates after December 31, 1999 or experience other date-related problems. The Year 2000 problem may cause systems to process information incorrectly and could disrupt businesses, such as the Fund, that rely on computers.

While it is impossible to determine in advance all of the risks to the Fund, the Fund could experience interruptions in basic financial and operational functions. Fund shareholders could experience errors or disruptions in Fund share transactions or Fund communications.

The Fund's service providers are making changes to their computer systems to fix any Year 2000 problems. In addition, they are working to gather information from third-party providers to determine their Year 2000 readiness.

Year 2000 problems would also increase the risks of the Fund's investments. To assess the potential effect of the Year 2000 problem, the Adviser is reviewing information regarding the Year 2000 readiness of issuers of securities the Fund may purchase.

The financial impact of these issues for the Fund is still being determined. There can be no assurance that potential Year 2000 problems would not have a material adverse effect on the Fund.

Financial Information

FINANCIAL HIGHLIGHTS

The Fund's Financial Highlights are contained in the Former Fund's Annual Report, dated May 31, 1998, and is incorporated by reference and must precede or accompany this document.

[Graphic]
 Federated

 World-Class Investment Manager

PROSPECTUS

Federated North Carolina Municipal
Income Fund

A Portfolio of Municipal Securities Income Trust

CLASS A SHARES



JUNE 4, 1999
(REVISED JULY 23, 1999)


A Statement of Additional Information (SAI) dated June 4, 1999, is incorporated by reference into this prospectus. To obtain the SAI without charge and make inquiries call the Fund at 1-800-341-7400. To obtain other information, call your investment professional or the Fund.

You can obtain information about the Fund (including the SAI) by visiting or writing the Public Reference Room of the Securities and Exchange Commission in Washington, DC 20549-6009 or from the Commission's Internet site at http://www.sec.gov. You can call 1-800-SEC-0330 for information on the Public Reference Room's operations and copying charges.

 [Graphic]
 Federated

 Federated North Carolina Municipal Income Fund
 Federated Investors Funds
 5800 Corporate Drive

 Pittsburgh, PA 15237-7000

 1-800-341-7400

 WWW.FEDERATEDINVESTORS.COM

 Federated Securities Corp., Distributor

Investment Company Act File No. 811-6165
Cusip 625922810

G02671-01 (7/99)

 [Graphic]

                                    APPENDIX

FEDERATED NORTH CAROLINA MUNICIPAL INCOME FUND

RISK/RETURN BAR CHART AND TABLE

The graphic presentation displayed here consists of a bar chart representing the annual total returns of Shares of Federated North Carolina Municipal Income Fund as of the calendar year-end for each of six years.

The `y' axis reflects the "% Total Return" beginning with "-6.00%" and increasing in increments of 6.00% up to 18.00%.

The `x' axis represents calculation periods from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 1998. The light gray shaded chart features six distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Shares for each calendar year is stated directly at the bottom of each respective bar, for the calendar years 1993 through1998. The percentages noted are 12.36%, (5.98%), 16.02%, 3.86%, 7.43% and 6.03%, respectively.